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                           SHORT-TERM INVESTMENTS CO.

                             CASH MANAGEMENT CLASS
                                     OF THE
                            LIQUID ASSETS PORTFOLIO


                       Supplement dated October 14, 1998
                   to the Prospectus dated December 17, 1997,
                          as supplemented May 29, 1998


        Effective October 14, 1998, the paragraph under the heading "Purchase of Shares" on page 2 of the prospectus should be deleted in its entirety and replaced with the following:

        "Shares of the Class are sold at net asset value without a sales charge. Except for those individual participants in the AMVESCAP International Sharesave Plan, the minimum initial investment in the Class is $1,000,000. There is no minimum amount for subsequent investments. Except for those individual participants in the AMVESCAP International Sharesave Plan, payment for shares of the Class purchased must be in federal funds or other funds immediately available to the Portfolio. See "Purchase of Shares."

        Also effective October 14, 1998, the first paragraph under the heading "Suitability for Investors" on page 5 of the prospectus should be deleted in its entirety and replaced with the following:

        "The Class is intended for use primarily by customers of banks, certain broker-dealers and other financial institutions who seek a convenient vehicle in which to invest in an open-end diversified money market fund. Except for those individual participants in the AMVESCAP International Sharesave Plan, the minimum initial investment is $1,000,000. Prospective investors should determine if an investment in the Class is consistent with the objectives of an account and with applicable state and federal laws and regulations. It is expected that the shares of the Class may be particularly suitable investments for corporate cash managers, municipalities or other public entities."

        Also effective October 14, 1998, the fourth and fifth paragraphs under the heading "Purchase of Shares" on page 10 of the prospectus should be deleted in their entirety and replaced with the following:

        "Except for those individual participants in the AMVESCAP International Sharesave Plan, payment for shares of the Portfolio purchased must be in the form of federal funds or other funds immediately available to the Portfolio. Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Portfolio and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares of the Class must specify that the "Cash Management Class of the Liquid Assets Portfolio" is being purchased; otherwise, any funds received will be returned to the sending institution.

               Except for those individual participants in the AMVESCAP International Sharesave Plan, the minimum initial investment in the Class is $1,000,000. Institutions may be requested to maintain separate master accounts in the shares of the Class held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (b) for accounts for which the institution acts in some other capacity. An institution's master account(s) and sub-accounts with the Class may be aggregated for the purpose of the minimum investment requirement. No minimum is required for subsequent investments in the Portfolio nor are minimum balances required. Except for those individual participants in the AMVESCAP International Sharesave Plan, an Account Application must be completed and sent to the Transfer Agent at P.O. Box 4333, Houston, Texas 77210-4333, prior to the initial purchase of shares of the Class. Account Applications may be obtained from the Transfer Agent. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to the Transfer Agent."